Other disclosures	12 Months Ended
Dec. 31, 2020
Other Disclosures [Abstract]
Other disclosures

SECTION 4Other disclosures

4.1	CAPITAL MANAGEMENT

For the purpose of the Group’s capital management, capital includes issued capital, share premium and all other equity reserves attributable to the equity holders of the Group. The primary objective of the Group’s capital management is to maximize shareholder value while limiting the financial risk. The Board of Directors’ policy is to maintain a strong capital base in order to maintain investor, creditor and market confidence, and a continuous advancement of the Group’s intellectual property, product pipeline, and business.

The Company strengthened its cash position during 2020 by raising net proceeds of DKK 694.2 million from a directed issue and private placement in February; and in September by listing American Depositary Shares (ADSs) on the Nasdaq Global Select Market, whereby we raised net proceeds of DKK 477.9 million.

As of December 31, 2020, the Group held cash totaling DKK 726.9 million (2019: DKK 123.6 million).  Management monitors the Company’s funding risks and liquidity needs, with a view to continue as a going concern.  Subsequently, funding options are evaluated on a continuous basis, including public or private debt and equity financing in order to ensure sufficient funding to continue ongoing clinical trials and commercial launch activities.  Should the Company find itself unable to attain funding, the Company may down-size or delay planned activities to allow funds to last until December 31, 2021.  Management therefore considers it appropriate to prepare these financial statements on a going concern basis.

4.2	EQUITY

The following table summarizes the Company’s share activity:

Ordinary
shares
December 31, 2017	19,928,184
Issuance of bonus shares as part of license agreement (note 3.1)	11,380
December 31, 2018	19,939,564

Issuance of bonus shares as part of license agreement (note 3.1)	26,060
Issuance of Matching Shares (Note 2.6)	19,175
December 31, 2019	19,984,799

Issuance of bonus shares as part of license agreement (note 3.1)	20,650
Issuance of Matching Shares (Note 2.6)	31,250
Issuance of shares due to exercise of restricted share-units	11,921
Issuance of shares related to directed issue and private placement, February 2020	7,032,937
Issuance of shares related to US listing, September 2020	7,616,146
December 31, 2020	34,697,703

The Company has never declared or paid any cash dividends on its ordinary shares and does not anticipate doing so in the foreseeable future. The Company intends to use all available financial resources as well as revenue, if any, for purposes of the Company’s current and future business.

In March 2019, the Company issued 19,175 Matching Shares to participants in the 2017 LTIP (see Note 2.5)

In January 2020, the Company issued 20,650 (2019: 26,060) bonus shares to KLSDC and UCL under the terms of the license agreement discussed in Note 3.1.

 In February 2020, the Company completed an offering of 7,032,937 shares in a directed issue and private placement and raised gross proceeds of approximately DKK 745 million and net proceeds of approximately DKK 694 million.

The transaction consisted of a directed issue and private placement of up to 3,961,264 new shares of a nominal value of DKK 1 each (the “New Shares”) and private placement of up to 3,071,673 existing shares of a nominal value of DKK 1 each (the “Existing Shares” and together with the New Shares, the “Offer Shares”) at an offer price of DKK 106 per Offer Share, as determined by the Board of Directors of the Company through a book-building process (the “Offering”). The New Shares will be issued without pre-emption rights for existing shareholders.

The offering of Existing Shares was facilitated by a share loan from Novo Holdings A/S and Orpha Pooling B.V. (the “Lending Shareholders”) to the Company pursuant to a stock lending and subscription agreement with an obligation for the Company to redeliver new shares of an equivalent number as the Existing Shares borrowed by the Company from each of the Lending Shareholders (the “Replacement Shares”), which were issued without pre-emption rights for existing shareholders. The Lending Shareholders did not participate in the Offering and only facilitated the loan of the Lending Shares for purposes of the Company’s offering of Existing Shares in the Offering.

In April 2020, the Company issued 5,378 new shares to board members following the exercise of fully vested RSUs under the 2019 RSU program (see Note 2.5).

In July 2020, the Company issued 31,250 Matching Shares to participants in the 2019 LTIP (see Note 2.5)

In September 2020, the Company listed American Depositary Shares (ADSs) on the Nasdaq Global Select Market. In connection with this listing, we issued and sold 3,650,000 ordinary shares and 3,966,146 ADSs, each representing one ordinary share.  Aggregate gross proceeds from the offering amounted to DKK 534.5 million, or USD 83.7 million translated at the exchange rate on the date the transaction closed.  Orphazyme incurred transaction costs in the amount of DKK 56.6 million in connection with the US listing, which were accounted for as a deduction from equity.

As a result of the above transactions, the total nominal share capital of the Company as of December 31, 2020 was DKK 34,697,703, divided into 34,697,703 ordinary shares each with a nominal value of DKK 1.

4.3	LOSS PER SHARE

Basic loss per share for the year is calculated by dividing the net loss for the year by the weighted average number of ordinary shares outstanding during the year. The diluted loss per share is calculated by dividing the net loss for the year by the weighted average number of ordinary shares outstanding during the period increased by the dilutive effect of the assumed issuance of outstanding share-based awards. As a result of the Group incurring losses for each of the years ended December 31, 2020, 2019 and 2018, the potential shares issuable related to outstanding share-based awards have been excluded from the calculation of diluted per share amounts, as the effect of such shares is anti-dilutive.

Basic and diluted loss per share for the years presented have been adjusted retrospectively to include the 2018 Bonus Shares, the 2019 Bonus Shares and the 2020 Bonus Shares discussed in Note 3.1 in the number of weighted average shares outstanding for the years ended December 31, 2020, 2019 and 2018. This results in the comparative figures for 2019 and 2018 being updated accordingly.

The following reflects the net loss attributable to shareholders and share data used in the basic and diluted earnings/(loss) per share computations for the years ended December 31:

	2020	2019	2018
Net loss for the year (DKK 000)	(633,246)	(337,497)	(229,600)
Weighted-average shares outstanding	28,366,469	20,024,692	20,008,827
Loss per share	(22.32)	(16.85)	(11.47)

4.4	FINANCIAL RISKS

The Group’s activities expose it to a number of financial risks whereby future events, which can be outside the control of the Group, could have a material effect on its financial position and results of operations. The known risks include foreign currency, interest and credit risk and there could be other risks currently unknown to Management. The Group has not historically hedged its financial risks.

Liquidity Risk

At December 31, 2020, the Group’s liquidity risk was assessed to be high. Management continuously assesses the Group’s capital structure in order to evaluate whether its liquidity reserves allow it to achieve its business objectives. At December 31, 2020, the available liquidity reserves were assessed to be sufficient to provide adequate funding to allow the Group to meet its planned operating activities, including increased levels of research and development activities, in the normal course of business for at least the next twelve months.

Foreign Currency Risk

The Group’s foreign currency risk is assessed to be high. The Group conducts cross border transactions where the functional currency of the respective group entity is not always used. Accordingly, future changes in the exchange rates of the DKK against the EUR, the USD, the CHF and/or the GBP will expose the Group to currency gains or losses that will impact the reported amounts of assets, liabilities, income and expenses and the impact could be material.

Interest Rate Risk

The Group’s interest rate risk is assessed to be low. The Group has a borrowing on which it incurs a fixed rate of interest (see Note 3.6). In addition, due to the current interest level in Denmark, the Group incurs negative interest on bank deposits.

Credit Risk

The Group’s credit risk is assessed to be low. The Group’s credit risk is associated with cash held in banks. The Company does not trade financial assets for speculative purposes and invests with the objective of preserving capital. The Company’s cash is held primarily at two banks in Denmark with Moody’s long-term credit ratings exceeding of A1.

The Group has prepared a sensitivity analysis in order to assess the potential impact on the Group’s net loss for possible fluctuations in the EUR and USD exchange rates against the DKK and the impact for the possible fluctuations in the interest rate on bank deposits in Denmark and in the USA. The methods and assumptions used are consistent with prior year and consider increases and decreases in the Group’s three main currencies, as well as reasonable fluctuations in the interest rate on its bank deposits. Based on these analyses, if interest rates on our cash deposits would have fluctuated by +/- 1%, the impact on the Group’s net loss for the year ended December 31, 2020 would have been approximately DKK 36 thousand (2019: DKK 8 thousand; 2018: DKK 20 thousand).

The impact of currency fluctuations on the Group’s net loss is shown in the table below:

		Effect	Effect	Effect
	Currency	2020	2019	2018
Currency	fluctuation	TDKK	TDKK	TDKK
EUR	+/- 2%	538	503	713
USD	+/-10%	22,178	21	1,278
CHF	+/-10%	611	-	-
GBP	+/-10%	199	461	218

4.5	REMUNERATION OF BOARD OF DIRECTORS AND EXECUTIVE MANAGEMENT

Executive Management consists of the Company’s Chief Executive Officer and the Chief Financial Officer, also the registered management of the Company. In July 2019, Orphazyme announced that the Board of Directors appointed Kim Stratton as the new Chief Executive Officer, succeeding Anders Hinsby on October 1, 2019.

Ms. Stratton resigned from her position at Orphazyme on December 10, 2020.  As part of the separation agreement, Ms. Stratton will continue to receive her monthly base salary during 2021 and on December 31, 2021 she will receive severance pay equal to one year’s base salary.  Therefore, as of December 31, 2020, two times her base salary is additionally recognized as salary expense.  Subsequent to December 31, 2020, Ms. Stratton received 35,304 Matching Shares as part of the 2020 LTIP program and will receive 58,000 ordinary shares as part of the sign-on bonus described in Note 2.5.  As of December 31, 2020, 52,956 Performance Shares had vested as part of the 2020 LTIP program.  These awards will be settled in January 2024 based on the development of the Company’s share price (Note 2.5).

The Executive Management is eligible to receive an annual performance-based cash bonus subject to certain predefined corporate and individual goals as determined by the Board of Directors on an annual basis. A cash bonus received under the short-term incentive program may not exceed 100% of the annual fixed salary of the participants.  As part of the separation agreement, Ms. Stratton is entitled to the annual performance-based cash bonus. The Executive Management is also eligible to receive an extraordinary bonus at the discretion of the Board of Directors.

The following table presents remuneration to the Executive Management for the years ended December 31, 2020, 2019 and 2018.

REMUNERATION TO INDIVIDUAL
MEMBERS OF EXECUTIVE MANAGEMENT (DKK 000)	2020	2019	2018
Anders Hinsby (former CEO)
Salary	—	2,424	1,917
Bonus	—	1,038	723
Share-based compensation	—	294	676
Other employee benefits	—	270	215
Total	—	4,026	3,531
Kim Stratton (CEO through December 31, 2020)
Salary (1)	11,001	962	—
Bonus	3,500	1,025	—
Share-based compensation	7,359	—	—
Other employee benefits	2,542	215	—
Total	24,402	2,202	—
Anders Vadsholt (CFO)
Salary	2,324	1,803	1,411
Bonus	2,491	1,250	450
Share-based compensation	2,805	406	463
Other employee benefits (2)	983	260	161
Total	8,603	3,719	2,485
Total remuneration to the Executive Management	33,005	9,947	6,016

(1)	includes two times annual base salary as per separation agreement
(2)	includes holiday allowance in the amount of DKK 0.7 million that is accounted for as a benefit to Mr. Vadsholt but will not be paid out to him.

Remuneration paid to members of the Board of Directors is made up of board and committee fees, a travel allowance, ad-hoc fees for additional services provided as described in Note 4.6, and share-based compensation related to the Restricted Share Units (RSUs) as described in Note 2.5. Board remuneration is recognized as general and administrative expenses in the Statement of Profit or Loss. The following table lists Board of Directors remuneration for the years ended December 31:

REMUNERATION TO INDIVIDUAL MEMBERS
OF THE BOARD OF DIRECTORS (DKK 000)
	2020	2019	2018
Georges Gemayel (Chairman of the Board)
Board and committee fees	565	470	468
Ad hoc board fees	186	—	—
Travel allowance	27	64	47
Share-based compensation	161	28	—
Total	939	562	515
Bo Jesper Hansen (Deputy Chairman of the Board)
Board and committee fees	421	395	394
Ad hoc board fees	112	—	—
Travel allowance	34	46	33
Share-based compensation	102	21	—
Total	669	462	427
Martin Bonde
Board and committee fees	276	259	258
Travel allowance	—	—	—
Share-based compensation	73	16	—
Total	349	275	258
Martijn Kleijwegt
Board and committee fees	304	285	284
Travel allowance	35	46	33
Share-based compensation	73	16	—
Total	412	347	317
Rémi Droller
Board and committee fees	288	270	269
Travel allowance	25	46	33
Share-based compensation	73	16	—
Total	386	332	302
Sten Verland
Board and committee fees	327	309	307
Travel allowance	1	—	—
Share-based compensation	73	16	—
Total	401	325	307
Anders Hedegaard
Board and committee fees	288	270	269
Travel allowance	13	46	—
Share-based compensation	73	16	—
Total	374	332	269
Catherine Moukheibir
Board and committee fees	355	336	335
Ad hoc boord fees	112	—	—
Travel allowance	23	46	33
Share-based compensation	73	16	—
Total	563	398	368
Carrolee Barlow
Board and committee fees	77	—	—
Travel allowance	—	—	—
Share-based compensation	145	—	—
Total	222	—	—
Total remuneration to the Board of Directors	4,315	3,033	2,763

4.6	RELATED PARTIES

Orphazyme A/S, incorporated in Denmark, is the ultimate parent company of the Group, which wholly owns Orphazyme US, Inc and Orphazyme Switzerland GmbH. These three entities are considered related parties. Orphazyme A/S is not ultimately controlled by any of its investors. Major investors owning more than 10% of the Company are considered related parties.

For the years ended December 31, 2020, 2019 and 2018, the following related party transactions were identified:

•	Remuneration to Executive Management (Note 4.5)
•	Remuneration to the Board of Directors (Note 4.5)
•	Participation of Executive Management in the 2017 LTIP, the 2019 LTIP and the 2020 LTIP (Note 2.5)
•	Participation of the Board members in the 2019 RSU and 2020 RSU programs (Note 2.5)
•

Share lending arrangement in connection with the directed issue and private placement in February 2020 (Note 4.2).  We entered into a Stock Lending and Subscription Agreement on February 6, 2020 with Danske Bank A/S, Orpha Pooling B.V. and Novo Holdings A/S, pursuant to which we borrowed 3,071,673 existing ordinary shares (the Lending Shares) from Orpha Pooling B.V. and Novo Holdings A/S, major investors at the time, through Danske Bank A/S as settlement agent in order for us to place such ordinary shares in a private placement. The Lending Shares were borrowed subject to an obligation for us to issue new ordinary shares of an equivalent number as the Lending Shares placed in this private placement, or the Listing Shares, and for Danske Bank A/S to use the proceeds from the sale of Lending Shares in the private placement to subscribe for the Listing Shares and deliver the Listing Shares to the Orpha Pooling B.V. and Novo Holdings A/S. The Listing Shares were issued and delivered, as agreed, on February 11, 2020.

•

Ad-hoc fees paid to certain members of the Board of Directors in connection for their support during the US listing process in 2020.  Total ad-hoc fees amounted to EUR 55,000 (DKK 0.4 million) and was recorded in the statement of profit or loss and other comprehensive income.

•

Ad-hoc fees paid to the Chairman of the Board in 2020 connection with a consultancy agreement for support during the interim period until a new CEO is hired.  As part of this agreement, Orphazyme has paid the Chairman of the Board an up-front payment of EUR 88,605 (DKK 0.7 million) in December 2020, which is recognized as a prepayment in the statement of financial position.  An additional payment of 100% of his aggregate annual board and committee fees is payable in June 2021.  In addition to cash compensation, the Chairman has been granted 4.351 RSUs under the 2020-2 RSU program (see Note 3.5).  The full remuneration to the Chairman of the Board under this consultancy agreement is subject to the approval of the shareholders at the Company’s annual general meeting in March 2021.

As of December 31, 2020 and 2019, the Company did not have any amounts receivable from related parties and therefore recorded no related impairment. The Company has not granted any loans, guarantees, or other commitments to or on behalf of any of the members of the Board of Directors or Executive Management.  For amounts payable to the Board of Directors, please see Note 3.6.

Executive Management and members of the Board of Directors had the following shareholding in Orphazyme A/S for the years ended December 31:

	Number of	Number of	Number of
	shares owned	shares owned	shares owned
	2020	2019	2018
Kim Stratton	50,600	—	—
Anders Vadsholt	143,156	132,595	127,806
Anders Hinsby (Former CEO)	—	209,596	204,596

	December 31, 2020			December 31, 2019		December 31, 2018
		Number of	Number of		Number of
MEMBERS OF THE	Number of	Unvested	Unexercised	Number of	Unvested	Number of
BOARD OF DIRECTORS:	shares owned	RSUs 2020	RSUs 2019	shares owned	RSUs 2019	shares owned
Georges Gemayel	100,809	4,351	—	97,358	3,451	87,758
Bo Jesper Hansen	143,234	2,689	—	100,545	2,689	79,945
Martijn Kleijwegt	—	1,927	1,927	—	1,927	—
Martin Bonde	47,936	1,927	—	46,009	1,927	46,009
Rémi Droller	—	1,927	1,927	—	1,927	—
Sten Verland	—	1,927	—	—	1,927	—
Anders Hedegaard	15,677	1,927	—	13,750	1,927	6,250
Catherine Moukheibir	7.980	1,927	1,927	7,980	1,927	7,980
Carrolee Barlow	—	4,391	—	—	—	—

4.7	FEES TO AUDITORS

The following table presents the fees to our independent registered public accounting firm, EY Godkendt Revisionspartnerselskab (formerly Ernst & Young P/S) (“EY”), recognized in general and administrative expenses in the Statement of Profit or Loss for the years ended December 31.  This note was prepared in accordance with the requirements of the Danish Financial Statements Act:

DKK 000	2020	2019	2018
Audit services	2,416	2,244	320
Audit-related services	803	882	156
Other assistance	3,795	—	50
Total fees to auditors	7,014	3,126	526

Audit services

Audit services consist of fees billed for professional services rendered by EY for the audit of our annual consolidated financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related services

Audit-related services consist of assurance and related services performed by EY that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit services".

Other assistance

Other assistance consists of services provided by EY for other permitted services, including fees for work performed by EY in connection with the U.S. listing in September 2020.

Pre-approval policies

The Audit Committee assesses and pre-approves all services provided by the statutory auditors. The pre-approval includes the type of service and a fee budget.

4.8	SIGNIFICANT EVENTS AFTER THE REPORTING PERIOD

In March 2021, Christophe Bourdon was appointed Chief Executive Officer, effective April 1, 2021.

In January 2021, the Matching Shares part of the 2020 LTIP program fully vested.  As a result, 170,131 ordinary shares were issued to Executive Management and other employees of Orphazyme against receipt of the nominal value of DKK 1 per ordinary share.  In addition, subsequent to year-end 58,000 ordinary shares were issued to our former CEO, Kim Stratton (see Note 4.5).

As described in Note 3.1, as part of the license agreement with KLSDC and UCL, consideration to KLSDC and UCL is payable in shares of the Company (“Bonus Shares”) each January and is based on incurred costs reported by KLSDC and UCL for the previous year. As at December 31, 2020 the aggregate costs incurred by KLSDC and UCL amounted to USD 0.5 million (DKK 3.2 million) representing a total of 41,109 Bonus Shares (“2020 Bonus Shares”), may be issued to KLSDC and UCL in Q1-2021 based on the average 30-day closing price of Orphazyme’s shares.  As an alternative to the share issuance, the cash equivalent of the value of the Bonus Shares may be paid instead.  As elected by the respective parties, KLSDC will receive 22,553 shares and UCL will receive an amount of USD 267,076 (DKK 1,636,869).